For Maryland Residents Only

                             February 15, 1996

                    DELAWARE GROUP TAX-FREE FUND, INC.
                      TAX-FREE USA INTERMEDIATE FUND
                              A Class Shares
                              B Class Shares
                              C Class Shares

            (Supplement to Prospectus dated November 29, 1995)

SYNOPSIS

     The following supplements the information in the Synopsis on Page 3:

     In the third numbered paragraph under the caption "RISK
     FACTORS AND SPECIAL CONSIDERATIONS," the following is added after the second sentence:

               Certain options and futures may be considered to be derivative securities.

     The following paragraph is added under the caption "RISK
     FACTORS AND SPECIAL CONSIDERATIONS" immediately preceding the fourth and fifth numbered paragraphs, which now become the fifth and sixth paragraphs, respectively.

               4. The Series may invest in inverse floaters which may be considered to be derivative securities. The interest rates attributable to inverse floaters may move in the opposite direction to short-term interest rates at an accelerated speed causing rapid fluctuations in the value of such securities. See Inverse Floaters under Investment Strategy.